Supplement dated September 17, 2025, to the Updating Summary Prospectus and Prospectus dated

May 1, 2025, for Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America

COLI VUL-2 Series Account

Supplement dated September 17, 2025, to the Updating Summary Prospectus and Prospectus dated
May 1, 2025, for Executive Benefit VUL II policies
issued by Empower Life & Annuity Insurance Company of New York

COLI VUL-2 Series Account

This Supplement amends certain information in your variable universal life insurance policy (“Policy”) updating summary prospectus and prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

On or about November 1, 2025, Funds available under your Policy will change their names as follows:

CURRENT FUND NAME	NEW FUND NAME
Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series
Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series

After November 1, 2025, all references to the Funds in your Prospectuses will use the new fund name. Additionally, effective on or about November 1, 2025, Macquarie Investment Management Global Limited will no longer be a Sub-Adviser to the Funds and any reference in the Fund Appendix of the Prospectus is hereby deleted.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-888-353-2654. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options”.

Please keep this Supplement for future reference.